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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 22, 2002


                               CC V HOLDINGS, LLC
                      (formerly known as Avalon Cable LLC)
                           CC V HOLDINGS FINANCE, INC.
             (formerly known as Avalon Cable Holdings Finance, Inc.)
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


           333-75415                                   13-4029965
          333-75415-03                                 13-4029969
    (Commission File Number)            (Federal Employer Identification Number)


        12405 Powerscourt Drive
          St. Louis, Missouri                                 63131
(Address of Principal Executive Offices)                   (Zip Code)


                                 (314) 965-0555
              (Registrant's telephone number, including area code)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective April 22, 2002, CC V Holdings, LLC (formerly known as Avalon Cable, LLC) and CC V Holdings Finance, Inc. (formerly known as Avalon Cable Holdings Finance, Inc.) (collectively, the "Registrants"), dismissed Arthur Andersen LLP ("Arthur Andersen") as the Registrants' independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Registrants' independent public accountants for the fiscal year 2002. The decision was approved by Charter Communications, Inc., the manager of CC V Holdings, LLC (the "Manager") and the sole director CC V Holdings Finance, Inc. and was authorized by the Manager's Board of Directors.

         Arthur Andersen's audit reports on the Registrants' consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrants' two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through April 22, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Registrants' consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Registrants provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated April 26, 2002, stating its agreement with such statements.

         In the years ended December 31, 2001 and 2000 and through April 22, 2002, the Registrants did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants' consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

              16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 26, 2002. *

             *  filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

                           CC V HOLDINGS, LLC

Dated:  April 26, 2002     By: CHARTER COMMUNICATIONS, INC.
                               ----------------------------
                               Its Manager

                           By: /s/ KENT D. KALKWARF
                               --------------------
                           Name:   Kent D. Kalkwarf
                           Title:  Executive Vice President and Chief Financial
                                   Officer (Principal Financial Officer and
                                   Principal Accounting Officer) of Charter
                                   Communications, Inc. (Manager) and CC V
                                   Holdings, LLC




                           CC V HOLDINGS FINANCE, INC.

Dated: April 26, 2002      By: /s/ KENT D. KALKWARF
                               --------------------
                           Name:   Kent D. Kalkwarf
                           Title:  Executive Vice President and Chief Financial
                                   Officer (Principal Financial Officer and
                                   Principal Accounting Officer)
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                                  EXHIBIT INDEX

Exhibit
Number       Description
------       -----------
16.1         Letter from Arthur Andersen LLP to the Securities and Exchange
             Commission dated April 26, 2002.